EXHIBIT 10.2

                                 Certification
                        Pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Northern Rock plc, a public limited liability company incorporated and registered in England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

      The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 24, 2003                         /s/ Adam J. Applegarth
                                            --------------------------
                                            Name:  Adam J. Applegarth
                                            Title: Chief Executive Officer

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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                                 Certification
               Pursuant to Section 906 of the Sarbanes-Oxley Act
        of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                         Title 18, United States Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Northern Rock plc, a public limited liability company incorporated and registered in England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

      The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 24, 2003                         /s/  Robert F. Bennett
                                            --------------------------
                                            Name:  Robert F. Bennett
                                            Title: Group Finance Director

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.